UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021

F-STAR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37718	52-2386345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eddeva B920 Babraham Research Campus

Cambridge, United Kingdom

CB22 3AT

(Address of Principal Executive Offices)

+44-1223-497400

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	FSTX	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On November 10,2021, F-star Therapeutics, Inc. (“F-star”) issued a press release announcing its financial results for the third quarter ended September 30, 2021 and providing a business update. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

A slide presentation to be used by F-star’s management in connection with its discussions with investors regarding F-star’s financial results for the three and nine months ended September 30, 2021 is included in Exhibit 99.2 to this Current Report on Form 8-K and is being furnished in accordance with Regulation FD of the Securities and Exchange Commission.

The information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 2.02 and 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 2.02 and 9.01 shall not be deemed to be incorporated by reference into the filings of F-star under the Securities Act. Unless filed under Item 8.01, disclose under this item only information that the registrant elects to disclose through Form 8-K pursuant to Regulation FD (17 CFR 243.100 through 243.103).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this report:

Exhibit Number	Description
99.1	Press release dated November 10, 2021
99.2	Slides dated November 10, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

F-STAR THERAPEUTICS, INC.

Date: November 10, 2021	/s/ Darlene Deptula-Hicks
Name: Darlene Deptula-Hicks
Title: Chief Financial Officer